Exhibit 99.1

Behringer Harvard REIT I, Inc. Quarterly Update – Third Quarter 2010 10 and 120 S. Riverside Plaza, Chicago, IL

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the availability of cash flow from operating activities for distributions and capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; impairment charges; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; changes in the level of financial assistance or support provided by our sponsor or its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2009, and our Quarterly Reports on Form 10-Q for the quarters ended September 30, June 30 and March 31, 2010, as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

The Economy: November 2010 GDP and Employment Growth Still Anemic GDP: 4Q ‘09: +5%; 1Q ‘10: +3.7%; 2Q ‘10: +1.7%; 3Q ‘10: +2.0% Unemployment rate: 9.6% 151,000 non-farm jobs added to payroll in October and 874,000 since December ’09 Employment still 7.7 million jobs below pre-recession peak The Consumer and Commercial Real Estate Conference Board October consumer confidence index (CCI): 50.2 up from September’s 48.6 and down from August’s 53.2 Moody’s/REAL Commercial Office Property Index decreased 3.3% in August, third 3% to 4% monthly decrease in a row Sources: Bureau of Economic Analysis, Bureau of Labor Statistics, The Conference Board

Worst Post-WW2 Job Loss Periods Percentage of Workforce Source: CoStar Group

Post-Recession Private Sector Employment Growth

Temporary Jobs: Normally Good News...But Not Now? Source: Bureau of Labor Statistics Change in Temp Agency Employment (Left Scale) Change in Total Employment (Right Scale) -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Year-Year % Change in Temp Agency Employment -6% -5% -4% -3% -2% -1% 0% 1% 2% 3% 4% 5% Year-Year % Change in Total Employment

Total Employment Source: Bureau of Labor Statistics, Moody’s Economy.com Jobs

Annual Change in Quoted Office Rents Source: CoStar Group

Office-Using Employment Growth Source: CoStar Group

Office Deliveries by Year (as a Percent of Inventory) Source: CoStar Group

U.S. Office Occupancy & Rent Growth Source: CoStar Group

Healthy Properties Recovering While Troubled Properties Still Flounder As of August 2010, Index Pegged to CPPI Oct 2007 Distressed CPPI RCA 6-City Trophy RCA 3-City Trophy Source: Real Capital Analytics & Geltner Associates LLC, based on June 2010 CPPI dataset Notes: "Distressed" Index based on RCA "Troubled Asset" designation, tracks only properties falling into distress since the CPPI peak in October 2007 and subsequently sold with "Troubled" designation at time of second sale. Trophy = >$10M, Non-Troubled, 3-city = NY,DC,SF, 6-city=NY, DC, SF,LA, Chi, Bos 70 90 110 130 150 170 190 210 230 Oct-07 Dec-07 Feb-08 Apr-08 Jun-08 Aug-08 Oct-08 Dec-08 Feb-09 Apr-09 Jun-09 Aug-09 Oct-09 Dec-09 Feb-10 Apr-10 Jun-10 Aug-10

Portfolio Characteristics As of September 30, 2010 69 operating office properties One non-operating office property 24.8 million square feet 32 markets Three Eldridge Place, Houston, TX Energy Centre, New Orleans, LA Bank of America Plaza Charlotte, NC

10 Largest Markets–by Percent of Net Operating Income As of September 30, 2010 Percent of Net Operating Income 3.3% 22.3% 13.1% 11.0% 4.9% 4.8% 4.7% 3.4% 4.7% 3.4% 0% 5% 10% 15% 20% 25% Chicago Houston Philadelphia Washington, D.C. Charlotte Atlanta Dallas-Ft. Worth Austin Minneapolis/St. Paul Baltimore

Third Quarter 2010 Transactions and Other Items Sold Crescent Center (336,000 sf in Memphis, Tennessee) for $52.6 million Cash proceeds were $9.7 million net of debt assumed by buyer Sold Gateway 22 (55,000 sf in Diamond Bar, California) for $9.9 million Proceeds used to repay debt associated with portfolio, which included this property Total cash, including restricted cash, increased by $8.6 million to $242.1 million at September 30, 2010 from $233.5 million at June 30, 2010 Received an asset management fee waiver of $2.2 million Through September 30, asset management fees waived in 2010 totaled $6.8 million Asset management fees waived since January 1, 2009, total $16.5 million, including a $2.2 million waiver for fourth quarter of 2010

Funds from Operations and Modified Funds from Operations FFO for the third quarter 2010, which included a $41.8 million asset impairment charge, was negative $18.5 million, or negative $0.06 per share MFFO for the third quarter 2010, which excluded the asset impairment charge, was $23.2 million, or $0.08 per share, consistent with MFFO per share reported during the second quarter

Same store cash NOI for the third quarter 2010 decreased $0.2 million, or 0.3%, from the third quarter 2009 Property revenues were down by $4.2 million in third quarter 2010, as compared to third quarter 2009 primarily due to: Lower average occupancy Lower expense reimbursements from tenants Rent roll downs Expenses were down $4.1 million in third quarter 2010, as compared to third quarter 2009 primarily due to: Lower real estate tax expenses Lower bad debt expense Same Store Results – 3rd Quarter 2010 vs. 3rd Quarter 2009

Same store cash NOI for the third quarter 2010 increased $1.2 million, or 1.9%, from the second quarter 2010 Property revenues decreased by $0.7 million, or 0.5%, primarily due to rent roll downs Expenses decreased by $1.9 million, or 3.0%, primarily as a result of lower bad debt expense recognized during the third quarter Same Store Results – 3rd Quarter vs. 2nd Quarter 2010

Same Store Results – 9 Months 2010 vs. 9 Months 2009 Same store cash NOI for the nine months ended September 30, 2010, decreased $3.9 million, or 2.0%, when compared to the nine months ended September 30, 2009 Property revenues were down by $17.2 million primarily due to: Lower average occupancy Rent roll downs Lower expense reimbursements from tenants Expenses decreased $13.3 million primarily due to: Lower property operating expenses Lower real estate tax expenses in our portfolio Lower bad debt expense

Third Quarter 2010 – Leasing Activity 1,052,000 square feet of executed leases 1,172,000 square feet of leases expired Negative net absorption of 120,000 square feet 69% percent renewal rate Portfolio occupancy remained flat at 86% Average new net rent 2% lower than expiring rent

Leasing Cost Analysis Renewals 805,000 square feet $16.7 million, or $2.84 per square foot per year of lease term, in tenant improvement and commission costs 7.3 year average term Expansions 83,000 square feet $2.8 million, or $4.94 per square foot per year of lease term, in tenant improvement and commission costs 6.9 year average term New leases 164,000 square feet $4.4 million, or $4.50 per square foot per year of lease term, in tenant improvement and commission costs 6.0 year average term One BriarLake Plaza, Houston, TX

Lease expiration schedule is light for next four quarters Q4 ’10 – 884,000 square feet (3.6%) Q1 ’11 – 447,000 square feet (1.8%) Q2 ’11 – 859,000 square feet (3.5%) Q3 ’11 – 490,000 square feet (2.0%) Total – 2,679,000 square feet (10.9%) Near-term Lease Expirations

Long-term Lease Expirations Percentage of Total Square Feet 0% 2% 4% 6% 8% 10% 12% 3.6% 2010 10.8% 2011 8.4% 2012 9.2% 2013 9.4% 2014 As of September 30, 2010 (Oct-Dec)

Debt Maturities $59 $542 $0 $49 $72 $733 $1,105 $134 $150* $0 $200 $400 $600 $800 $1,000 $1,200 2010 2011* 2012 2013 2014 2015 2016 2017 $692 (in millions) As of September 30, 2010 *Assumes one-year extension of our credit facility

2011 Debt Maturities by Month $26.4 $6.6 $188.6 $225.0 $150.0* $95.5 *Credit Facility As of September 30, 2010 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec (In millions)

Primary Objectives Maximize shareholder value Increase distributable cash flow to shareholders Provide liquidity to shareholders 1650 Arch Street, Philadelphia, PA

Due to the economic downturn, our property level cash flow has been negatively impacted by a decline in occupancy, lower rental rates, increased tenant concessions and tenant defaults As a result of the deterioration in cash flow, the increased cost of leasing space and the capital required to refinance properties at today’s values, we are taking the following steps: Conserving cash Strategically selling certain assets Exploring opportunities to raise property- and/or company-level capital Plan of Action

Conserve Cash At September 30, 2010, we had cash and restricted cash of $242.1 million, much of which will be used for leasing costs, to restructure or refinance our debt, or for other strategic opportunities In order to conserve cash, we have: Reduced the distribution rate Limited share redemptions Re-bid vendor contracts Protested our real estate taxes annually Structured leases to conserve capital Benefited from a waiver of asset management fees owed to our advisor

In certain instances, it makes economic sense to sell properties today, such as when: the value of the leases in place at the property will significantly decline over the remaining lease term; the property has limited or no equity with a near-term debt maturity; the property has equity, but the projected returns do not justify further investment; or the equity in the property can be redeployed in the portfolio in order to achieve better returns or strategic goals Strategically Sell Assets

Optimal value for most of our properties will be achieved by holding them until market conditions improve Rather than selling these assets before market conditions improve, we are exploring opportunities to raise both property-level and company-level capital during 2011 We have engaged an intermediary to identify a joint venture partner and source new financing for our 200 S. Wacker property in Chicago We intend to engage an investment banking firm to explore other financing sources that may include company-level capital during 2011 Exploring Other Capital Sources

Our average occupancy of 86% at September 30, 2010, is 400 basis points (4%) above the national average Through September 30, 2010, we leased more than 3.2 million square feet, or approximately 13% of our portfolio Leases completed year-to-date represent a 61% increase to the leases completed during the first nine months of 2009 Despite this exceptional volume of leasing, we have year-to-date negative net absorption of 233,000 square feet Our leasing costs, which include tenant improvements and leasing commissions, were significant and totaled $67.3 million, or $3.38 per square foot per year of lease term, for the first nine months of 2010 Additionally, the less obvious costs of leasing include the effects of free rent and rental rates that are 5% lower than expiring rents year-to-date Actively Lease Space

The company’s debt is primarily property-level non-recourse debt, which limits our exposure to the declines in value of the underlying collateral As a result of the decline in commercial real estate values, a limited number of our properties are worth less than the outstanding debt balance If the value of the property is not likely to recover, we have decided to forgo certain debt payments, resulting in loan defaults, in order to preserve capital We are in active negotiations with the lenders to resolve certain debt obligations in a manner that achieves the best outcome for our shareholders Certain loans will be resolved through a discounted purchase or payoff of the debt or a write-down or subordination of a portion of the debt by the lender In other limited instances, and as a last resort, loans will be resolved through transferring ownership of the property to the lender via a deed-in-lieu of foreclosure Restructure Debt

We currently have $150 million drawn under our revolving credit facility which matures in December 2011. The facility is collateralized by six properties with an estimated aggregate value of more than $300 million. We will either replace the revolving credit facility with property level financing or renew the facility with some or all of the current lender group We have $542 million of property level non-recourse debt maturing in 2011, primarily in the 3rd and 4th quarters. $95.5 million of $542 million of non-recourse debt matures in February 2011 and is collateralized by the 200 S. Wacker property in Chicago. We are in discussions with the lender on a restructure of the note or a discounted payoff. The majority of the remaining balance, or $413.6 million, relates to non-recourse debt obligations collateralized by two of our other Chicago properties. We have engaged a mortgage broker to facilitate the refinancing of these properties and anticipate using cash on hand to pay down a portion of the outstanding debt. Refinance Debt

In order to achieve our objectives of maximizing shareholder value, increasing distributable cash flow, and providing liquidity to our shareholders, we are: Conserving cash in the near-term Selling certain non-core or non-strategic assets Exploring opportunities to raise property- and/or company-level capital Leasing space to increase the occupancy of our portfolio Refinancing and restructuring debt Looking at alternatives to create liquidity for investors while optimizing returns Plan Summary

Behringer Harvard REIT I, Inc.


250 West Pratt
Baltimore, MD
Resurgens Plaza
Atlanta, GA
Ashford Perimeter
Atlanta, GA
500 East Pratt Street
Baltimore, MD
St. Louis Place
St. Louis, MO
One Oxmoor Place
Louisville, KY
One BriarLake Plaza
Houston, TX
Energy Centre
New Orleans, LA
The Wanamaker Building
Philadelphia, PA
One Financial Place
Chicago, IL
Westway One
Houston, TX
Bank of America Plaza
Charlotte, NC
One & Two Eldridge Place
Houston, TX
United Plaza
Philadelphia, PA
Three Parkway
Philadelphia, PA

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Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com